SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 1999

                             CIT Marine Trust 1999-A
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

       000-25495                                          22-3636314
(Commission File Number)                       (IRS Employer Identification No.)

                        c/o Chase Manhattan Bank Delaware
                               1201 Market Street
                           Wilmington, Delaware 19801
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (302) 636-3305

                                       N/A
         (Former name or former address, if changed since last report.)

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Item 2. Acquisition or Disposition of Assets.

      On February 23, 1999 The CIT Group Securitization Corporation II (the "Company") sold $325,000,000 aggregate principal amount of Class A-1 5.45% Asset-Backed Notes, $179,000,000 aggregate principal amount of Class A-2 5.80% Asset-Backed Notes, $117,000,000 aggregate principal amount of Class A-3 5.85% Asset-Backed Notes, $103,134,000 aggregate principal amount of Class A-4 6.25% Asset-Backed Notes (the "Notes") and $11,028,156 aggregate principal amount of 6.20% Asset-Backed Certificates (the "Certificates"). The Notes and the Certificates have the benefit of certain financial guaranty insurance policies issued by MBIA Insurance Corporation and annexed hereto as Exhibits 10.3 and
10.4 and funds deposited in a reserve account established pursuant to a Sale and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Sale and Servicing Agreement"). The Notes and Certificates were offered for sale to the public pursuant to a prospectus supplement dated February 12, 1999 to the prospectus dated September 29, 1998 (the "Prospectus").

      The Certificates represent an ownership interest in the CIT Marine Trust 1999-A (the "Trust") and the Notes represent obligations of the Trust. The Trust was created, and the Certificates were issued, pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture annexed hereto as Exhibit 4.1.

      The property of the Trust primarily consists of a pool of marine installment sale contracts and direct loans secured by the new and used boats financed thereby (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $27,568,581 which was deposited in the reserve account from the proceeds of loan made by The CIT Group/Sales Financing, Inc. pursuant to a Loan Agreement annexed hereto as Exhibit 10.2.

      Certain Contracts were acquired by the Company from The CIT Group/Sales Financing, Inc. pursuant to the terms of a Purchase Agreement annexed hereto as
Exhibit 10.1, and sold by the Company to the Trust pursuant to the Sale and Servicing Agreement. The remainder of the Contracts were acquired by the Trust from CIT Marine Trust 1996-A pursuant to the Sale and Servicing Agreement.

Filing of Independent Auditor's Consent

      The registrant is filing herewith the consent of PricewaterhouseCoopers to the use of their name in the Prospectus under the caption "Experts" in the Prospectus. The Consent is attached hereto as Exhibit 23.1.

Incorporation by reference of Financial Statements of MBIA Insurance Corporation

      The consolidated balance sheets of MBIA Insurance Corporation and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 1997, prepared in accordance with generally accepted accounting principles, and the report with respect thereto of PricewaterhouseCoopers LLP, included in the Annual Report on Form 10-K of MBIA Inc. for the year ended December 31, 1997 are hereby incorporated by reference into this report on Form 8-K as Exhibit 99.1.

      Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Sale and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.     Description

    1.1 Underwriting Agreement among The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc., The CIT Group, Inc. and Goldman, Sachs & Co. on behalf of itself and as representative of the several underwriters dated February 12, 1999.

    4.1 Indenture between the CIT Marine Trust 1999-A and Harris Trust and Savings Bank, as Indenture Trustee, dated as of February 1, 1999.

    4.2 Trust Agreement between The CIT Group Securitization Corporation II and Chase Manhattan Bank Delaware, as Owner Trustee, dated as of February 1, 1999.

    4.3 Sale and Servicing Agreement between The CIT Group Securitization Corporation II, The CIT Group/Sales Financing, Inc., CIT Marine Trust 1996-A and the CIT Marine Trust 1999-A, dated as of February 1, 1999.

    10.1 Purchase Agreement between The CIT Group/Sales Financing, Inc. and The CIT Group Securitization Corporation II, dated as of February 1, 1999.

    10.2 Loan Agreement among CIT Marine Trust 1999-A, Harris Trust and Savings Bank, as Indenture Trustee and The CIT Group/Sales Financing, Inc., as Servicer and Lender.

    10.3 Financial Guaranty Insurance Policy No. 28601 issued by MBIA Insurance Corporation, dated February 23, 1999, relating to the Notes.

    10.4 Financial Guaranty Insurance Policy No. 28602 issued by MBIA Insurance Corporation, dated February 23, 1999, relating to the Certificates.

    23.1    Independent Auditors Consent of PricewaterhouseCoopers

    99.1 Consolidated Financial Statements of MBIA Insurance Corporation and the report with respect thereto of PricewaterhouseCoopers (in each case, incorporated by reference to the Annual Report of Form 10-K of MBIA Inc. for the year ended December 31, 1997).

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CIT MARINE TRUST 1999-A

                                      By: The CIT Group/Sales Financing, Inc.,
                                          as Servicer

                                          /s/ Frank Garcia
                                      By: --------------------------------------
                                          Name:  Frank Garcia
                                          Title:  Vice President

Dated: March 2, 1999